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                                                                   EXHIBIT 10.20




                              EMPLOYMENT AGREEMENT



              This EMPLOYMENT AGREEMENT (the "Agreement"), dated as of ____________, 1996, but effective as provided herein, is made and entered into by and between Diamond Shamrock, Inc., a Delaware corporation (the "Company" or "Diamond Shamrock, Inc.", as the context requires), and William R. Klesse (the "Executive").

              WHEREAS, the Executive has been serving as a senior executive officer of Diamond Shamrock, Inc.;

              WHEREAS, the Executive is a party to an Employment Agreement with Diamond Shamrock, Inc., dated as of February 6, 1996 (the "Prior Agreement");

              WHEREAS, pursuant to the Agreement and Plan of Merger between Ultramar Corporation, a Delaware corporation ("Ultramar Corporation") and Diamond Shamrock, Inc., dated as of September 22, 1996 (the "Merger Agreement"), as of the effective time of the Merger (the "Effective Date"), Diamond Shamrock, Inc. will be merged with and into Ultramar Corporation, with Ultramar Corporation as the surviving entity (the "Merger");

              WHEREAS, pursuant to the Merger Agreement, the Company is authorized to enter into this Agreement with Executive;

              WHEREAS, the Company considers it in the best interests of its stockholders to foster the continuous employment of certain key management personnel;

              WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as defined herein) exists;

              WHEREAS, the Company wishes to assure itself of both present and future continuation of management in light of the Merger and in the event of a Change in Control subsequent to the Merger;

              WHEREAS, the Company wishes to employ the Executive and the Executive is willing to render services, both on the terms and subject to the conditions set forth in this Agreement;

              NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, it is agreed as follows:





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       1.     Employment.

              1.1 The Company hereby agrees to employ the Executive and the Executive hereby agrees to undertake employment with the Company upon the terms and conditions herein set forth.

              1.2 Employment will be for a term commencing on the Effective Date and, subject to earlier expiration upon the Executive's termination under
Section 5, expiring three years from the Effective Date (the "Term"). Notwithstanding the previous sentence, this Agreement and the employment of the Executive will be automatically renewed and the Term extended, subject to
Section 5, for successive one-year periods upon the terms and conditions set forth herein, commencing on the third anniversary of the date of this Agreement, and on each anniversary date thereafter, unless either party to this Agreement gives the other party written notice (in accordance with Section 12.5) of such party's intention to terminate this Agreement at least three months prior to the end of such initial or extended term. For purposes of this Agreement, any reference to the "Term" of this Agreement will include the original term and any extension thereof.

       2.     Position and Duties.

              2.1 Position and Duties. During the Term, the Executive will serve as Executive Vice President, Logistics and Supply, of the Company and will have such duties, functions, responsibilities and authority as are (i) consistent with the Executive's position as Executive Vice President, Logistics and Supply, of the Company; or (ii) assigned to his office in the Company's bylaws; or (iii) reasonably assigned to him by the Company's Board of Directors (the "Board").

              2.2 Commitment. During the Term, the Executive will be the Company's full-time employee and, except as may otherwise be approved in advance in writing by the Board, and except during vacation periods and reasonable periods of absence due to sickness, personal injury or other disability, the Executive will devote substantially all of his business time and attention to the performance of his duties to the Company.

       3. Place of Performance. In connection with his employment during the Term, unless otherwise agreed by the Executive, the Executive will be based at the Company's principal executive offices. The Executive will undertake normal business travel on behalf of the Company.

       4.     Compensation and Related Matters.

              4.1    Compensation and Benefits.

                     (i) Annual Base Salary. During the Term of this Agreement, the Company will pay to the Executive an annual base





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salary of not less than $335,000, which annual base salary may be modified from time to time by the Board (or the Compensation Committee thereof) in its sole discretion, payable at the times and in the manner consistent with the Company's general policies regarding compensation of executive employees. The Board may from time to time authorize such additional compensation to the Executive, in cash or in property, as the Board may determine in its sole discretion to be appropriate.

                     (ii) Annual Incentive Compensation. If the Board (or the Compensation Committee thereof) authorizes any cash incentive compensation or approves any other management incentive program or arrangement, the Executive will be eligible to participate in such plan, program or arrangement under the general terms and conditions applicable to executive and management employees; provided, however, that so long as the Executive remains employed by the Company at the end of the applicable fiscal year, (a) the annual cash incentive compensation paid by the Company to the Executive for the Company's fiscal year that includes the Effective Date, aggregated with any other annual incentive compensation earned by the Executive for calendar year 1996, will be in an amount not less than the greater of (1) 40% of the Executive's highest annual base salary rate during the fiscal year to which such incentive compensation relates, and (2) the Executive's actual annual incentive compensation earned during such fiscal year, as determined by the Company's Board (or the Compensation Committee thereof), and (b) the cash incentive compensation paid to the Executive for the Company's next succeeding fiscal year will be in an amount not less than the greater of (1) 40% of the Executive's highest annual base salary rate during the fiscal year to which such incentive compensation relates, and (2) the Executive's actual annual incentive compensation during such fiscal year, as determined by the Board (or the Compensation Committee thereof). Except as set forth in the proviso to the preceding sentence, nothing in this Section 4.1(ii) will guarantee to the Executive any specific amount of incentive compensation, or prevent the Board (or the Compensation Committee thereof) from establishing performance goals and compensation targets applicable only to the Executive.

              4.2 Executive Benefits. In addition to the compensation described in Section 4.1, the Company will make available to the Executive and his eligible dependents, subject to the terms and conditions of the applicable plans, including without limitation the eligibility rules, participation in all Company-sponsored employee benefit plans including all employee retirement income and welfare benefit policies, plans, programs or arrangements in which senior executives of the Company participate, including any stock option, stock purchase, stock appreciation, savings, pension, supplemental executive retirement or other retirement income or welfare benefit, disability, salary continuation, and any other deferred compensation, incentive compensation, group and/or executive life, health,





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medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company), expense reimbursement or other employee benefit policies, plans, programs or arrangements or any equivalent successor policies, plans, programs or arrangements that may now exist or be adopted hereafter by the Company.

              4.3 Expenses. The Company will promptly reimburse the Executive for all travel and other business expenses the Executive incurs in order to perform his duties to the Company under this Agreement in a manner commensurate with the Executive's position and level of responsibility with the Company, and in accordance with the Company's policy regarding substantiation of expenses.

       5. Termination. Notwithstanding the Term specified in Section 1.2, the termination of the Executive's employment hereunder will be governed by the following provisions:

              5.1 Death. In the event of the Executive's death during the Term, the Company will pay to the Executive's beneficiaries or estate, as appropriate, promptly after the Executive's death, (i) the unpaid annual base salary to which the Executive is entitled, pursuant to Section 4.1, through the date of the Executive's death, and (ii) for any accrued but unused vacation days, to the extent and in the amounts, if any, provided under the Company's usual policies and arrangements. This Section 5.1 will not limit the entitlement of the Executive's estate or beneficiaries to any death or other benefits then available to the Executive under any life insurance, stock ownership, stock options, or other benefit plan or policy that is maintained by the Company for the Executive's benefit.

              5.2    Disability.

                     (i) If the Company determines in good faith that the Executive has incurred a Disability (as defined below) during the Term, the Company may give the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company will terminate effective on the 30th day after receipt of such notice by the Executive, provided that within the 30 days after such receipt, the Executive will not have returned to full-time performance of his duties. The Executive will continue to receive his annual base salary and benefits until the date of termination. In the event of the Executive's Disability, the Company will pay the Executive, promptly after the Executive's termination, (a) the unpaid annual base salary to which he is entitled, pursuant to Section 4.1, through the date of the Executive's termination, (b) for any accrued but unused vacation days, to the extent and in the amounts, if any, provided under the Company's usual policies and arrangements, and (c) a lump sum in cash in an amount equal to 50% of his annual base salary at the time of termination. This
Section 5.2 will not limit the entitlement of





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the Executive, the Executive's estate or beneficiaries to any disability or other benefits then available to the Executive under any disability insurance or other benefit plan or policy that is maintained by the Company for the Executive's benefit.

                     (ii) For purposes of this Agreement, "Disability" will mean the Executive's incapacity due to physical or mental illness substantially to perform his duties on a full-time basis for six consecutive months and within 30 days after a notice of termination is thereafter given by the Company the Executive will not have returned to the full-time performance of the Executive's duties; provided, however, if the Executive disagrees with a determination to terminate him because of Disability, the question of the Executive's disability will be subject to the certification of a qualified medical doctor agreed to by the Company and the Executive or, in the event of the Executive's incapacity to designate a doctor, the Executive's legal representative. In the absence of agreement between the Company and the Executive, each party will nominate a qualified medical doctor and the two doctors will select a third doctor, who will make the determination as to Disability. In order to facilitate such determination, the Executive will, as reasonably requested by the Company, (a) make himself available for medical examinations by a doctor in accordance with this Section 5.2(ii), and (b) grant the Company and any such doctor access to all relevant medical information concerning him, arrange to furnish copies of medical records to such doctor and use his best efforts to cause his own doctor to be available to discuss his health with such doctor.

              5.3    Cause.

                     (i) The Company may terminate the Executive's employment hereunder for Cause (as defined below). In the event of the Executive's termination for Cause, the Company will promptly pay to the Executive (or his representative) the unpaid annual base salary to which he is entitled, pursuant to Section 4.1, through the date the Executive is terminated and the Executive will be entitled to no other compensation, except as otherwise due to him under applicable law.

                     (ii) For purposes of this Agreement, the Company will have "Cause" to terminate the Executive's employment hereunder upon a finding by the Board that (a) the Executive committed an illegal act or acts that were intended to and did defraud the Company, (b) the Executive engaged in gross negligence or gross misconduct against the Company or another employee, or in carrying out his duties and responsibilities, or (c) the Executive materially breached any of the express covenants set forth in Section 9.1, 9.2 or 9.3. The Company will not have Cause unless and until the Company provides the Executive with written notice that the Company intends to terminate his employment for Cause. Such written notice will specify the particular act or acts, or failure to act, that is or





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are the basis for the decision to so terminate the Executive's employment for
Cause. The Employee will be given the opportunity within 30 calendar days of the receipt of such notice to meet with the Board to defend such act or acts, or failure to act. The Executive's employment by the Company automatically will be terminated under this Section 5.3 for Cause as of the receipt of the written notice from the Company or, if later, the date specified in such notice. A notice given under this Section 5.3 must set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment for Cause, and if the termination date is other than the date of receipt of such notice, specify the date on which the Executive's employment is to be terminated (which date will not be earlier than the date on which such notice is given in accordance with Section 13.5). Such notice must be given no later than 180 business days after a director of the Company (excluding the Executive, if applicable) first has actual knowledge of the events justifying the purported termination.

              5.4    Termination.

                     (i) Involuntary Termination. The Executive's employment hereunder may be terminated by the Company for any reason by written notice as provided in Section 12.5. The Executive will be treated for purposes of this Agreement as having been involuntarily terminated by the Company other than for Cause if the Executive terminates his employment with the Company for any of the following reasons (each, a "Good Reason"): without the Executive's written consent, (a) the Company has breached any material provision of this Agreement and within 30 days after notice thereof from the Executive, the Company fails to cure such breach; (b) a successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company fails to assume liability under the Agreement; (c) at any time after the Company has notified the Executive pursuant to Section 1.2 that the Company does not intend to renew the Agreement and the Executive's employment at the end of the Term (including any previous renewals) (rather than to allow the Agreement automatically to renew); (d) a material reduction in the aggregate benefits described by Section
4.2 (other than stock-based compensation) provided to the Executive, unless such decrease is required by law or is applicable to all employees of the Company eligible to participate in any employee benefit arrangement affected by such reduction; (e) a significant reduction in the Executive's duties or the addition of duties, which in either case are materially inconsistent with the Executive's title or position; or (f) a reduction in the Executive's annual base salary.

                     (ii) Voluntary Termination. The Executive may voluntarily terminate the Agreement at any time by notice to the Company as provided in
Section 12.5. The Executive's death or Disability (as defined in Section 5.2(ii)) during the term of the





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Agreement will constitute a voluntary termination of employment for purposes of eligibility for termination payments and benefits as provided in Section 5.5, but for no other purpose.

              5.5    Termination Payments and Benefits.

                     (i) Form and Amount. Upon the Executive's involuntary termination, other than for Cause, (a) subject to Section 5.5(iii), the Company will pay or provide to the Executive (1) his annual base salary and benefits until the date of termination, (2) within five business days after termination of his employment, a lump sum cash payment equal in amount to three times the sum of (x) the Executive's highest annual base salary in effect during the three years prior to his date of termination, and (y) the highest annual incentive compensation earned by the Executive during the same three-year period, (3) three additional years of age and service credit under the qualified and nonqualified defined benefit retirement plans of the Company in which the Executive participates at the time of termination; provided, however, that in the case of a qualified defined benefit pension plan, the present value of the additional benefit the Executive would have accrued if he had been credited for all purposes with the additional years of age and service under such plan as of the Executive's date of termination with the Company will be paid in a lump sum in cash within five business days after termination of the Executive's employment, and (4) for a period of one year after termination of his employment, the continuation of the employee welfare benefits set forth in
Section 4.2 except as offset by benefits paid by other sources as set forth in
Section 8, or as prohibited by law or as a condition of maintaining the tax-favored status of any such benefits to the Company or its employees; (b) the Executive's benefit under the applicable supplemental executive retirement plan will be not less than the benefit the Executive would have received under the terms of the corresponding plan (including any individual modifications thereof) applicable to the Executive as in effect immediately prior to the Effective Date determined as if the Executive had continued employment under the terms of such corresponding plan (and modifications) until his actual termination of employment. For purposes of Section 5.5(i)(a)(2), the three-year period will include employment with Diamond Shamrock, Inc. or any of its affiliates.

                     (ii) Maintenance of Benefits. During the period set forth in Section 5.5(i)(a)(4), the Company will use its best efforts to maintain in full force and effect for the continued benefit of the Executive all referenced benefits or will arrange to make available to the Executive benefits substantially similar to those that the Executive would otherwise have been entitled to receive if his employment had not been terminated. Such benefits will be provided to the Executive on the same terms and conditions (including employee contributions toward the premium payments) under which the Executive was entitled to participate immediately prior to his termination.





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                     (iii) Release.  No benefit will be paid or made available
under Section 5.5(i) (a) unless the Executive first executes a release in the form attached as an exhibit to this Agreement, and (b) to the extent any portion of such release is subject to the seven-day revocation period prescribed by the Age Discrimination in Employment Act of 1967, as amended, or to any similar revocation period in effect on the date of termination of Executive's employment, such revocation period has expired.

       6.     Change in Control Provisions.

              6.1 Impact of Change in Control. In the event of a "Change in Control" of the Company, as defined in Section 6.2, (i) the Company will cause all cash benefits due under this Agreement to be secured by an irrevocable trust for the benefit of the Executive, the assets of which will be subject to the claims of the Company's creditors, and will transfer to such trust cash and other property adequate to satisfy all of the expenses of the trust for at least five years after the Change in Control and any of the Company's actual and potential cash obligations under this Agreement, (ii) if the Executive's employment is involuntarily terminated without Cause after the Change in Control, (A) the covenants of Sections 9.1 and 10 will be inapplicable to the Executive, and (B) the covenant of Section 9.2 will expire on the third anniversary of the date of termination of the Executive's employment, and (iii) the definition of Good Reason, as set forth in Section 5.4(i) above, will be expanded to include the following:

                     (a) A good faith determination by the Executive that, as a result of the Change in Control and a change in circumstances thereafter significantly affecting his positions, including a change in the scope of business or other activities for which he was responsible, he has been rendered substantially unable to carry out, has been substantially hindered in the performance of, or has suffered a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to any of the Executive's positions; the Executive's determination will be presumed to have been made in good faith unless otherwise shown by the Company by clear and convincing evidence;

                     (b) The relocation of the Company's principal executive offices (but only if, immediately prior to the Change in Control, the Executive's principal place of employment was at the Company's principal executive offices), or requirement that the Executive have as his principal location of work any location that is, in excess of 50 miles from the location thereof immediately preceding the Change in Control or to travel away from his home or office significantly more often that required immediately prior to the Change in Control; or





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                     (c) For any reason, or without reason, during the 30-day
period immediately following the first anniversary of the first occurrence of a Change in Control.

              6.2 Definition of Change in Control. For purposes of this Agreement, a "Change in Control" will be deemed to occur if at any time during the term of the Agreement any of the following events will occur:

                     (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization, less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction;

                     (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer, less than 50% of the combined voting power of the then-outstanding voting securities of such corporation or person are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

                     (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of Directors of the Company ("Voting Stock");

                     (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                     (v) If during the period of two consecutive years individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors of the





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Company then still in office who were Directors of the Company at the beginning of any such period (excluding for this purpose the election of any new Director in connection with an actual or threatened election or proxy contest).

Notwithstanding the foregoing provisions of Section 6.2(iii) or (iv) hereof, unless otherwise determined in a specific case by majority vote of the Board (or the Compensation Committee thereof), a "Change in Control" will not be deemed to have occurred for purposes of this Agreement solely because the Company, an entity in which the Company directly or beneficially owns 50% or more of the voting securities of such entity, any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of voting securities of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership. Notwithstanding the foregoing provisions of Section 6.2, the Merger will not constitute a Change in Control.

       7. Certain Additional Payments by the Company:

              (i) Anything in this Agreement to the contrary notwithstanding, if it is determined (as hereafter provided) that any payment or distribution by the Company to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code (or any successor provision thereto) by reason of being "contingent on a change in ownership or control" of Diamond Shamrock, Inc. or the Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest and penalties, are hereafter collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment or payments (a "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. No Gross-Up Payment will be made with respect to the Excise Tax, if any, attributable to (a) any incentive





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stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement (unless a comparable Gross-Up Payment has theretofore been made available with respect to such option), or (b) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (a).

              (ii) Subject to the provisions of Section 7(vi) hereof, all determinations required to be made under this Section 7, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, will be made by a nationally recognized firm of certified public accountants (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive will direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within 15 calendar days after the Termination Date, if applicable, and any other such time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company will pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it will, at the same time as it makes such determination, furnish the Executive with an opinion that he has substantial authority not to report any Excise Tax on his federal, state, local income or other tax return. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment will be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 7(vi) hereof and the Executive thereafter is required to make a payment of any Excise Tax, the Executive will direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment will be promptly paid by the Company to, or for the benefit of, the Executive within five business days after receipt of such determination and calculations.

              (iii) The Company and the Executive will each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm





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in connection with the preparation and issuance of the determination contemplated by Section 7(ii) hereof.

                     (iv) The federal, state and local income or other tax returns filed by the Executive will be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive will make proper payment of the amount of any Excise Tax, and at the request of the Company, provide to the Company true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive will within five business days pay to the Company the amount of such reduction.

                     (v) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Sections 7(ii) and (iv) hereof will be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company will reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

                     (vi) The Executive will notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification will be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive will further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive will not pay such claim prior to the earlier of (a) the expiration of the 30-calendar-day period following the date on which he gives such notice to the Company and (b) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive will:

                     (1) provide the Company with any written records or
              documents in his possession relating to such claim reasonably requested by the Company;

                     (2) take such action in connection with contesting such
              claim as the Company will reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such





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
              claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                     (3) cooperate with the Company in good faith in order
              effectively to contest such claim; and

                     (4) permit the Company to participate in any proceedings
              relating to such claim;

provided, however, that the Company will bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and will indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Section 7(vi), the Company will control all proceedings taken in connection with the contest of any claim contemplated by this Section 7(vi) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company will determine; provided, however, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company will advance the amount of such payment to the Executive on an interest-free basis and will indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim will be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive will be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                     (vii) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7(vi) hereof, the Executive receives any refund with respect to such claim, the Executive will (subject to the Company's complying with the requirements of Section 7(vi) hereof) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7(vi) hereof, a determination is made that the Executive will not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance will be forgiven and will not be required to be repaid and the amount of such advance will offset, to the extent thereof, the amount of Gross-Up Payment required to be paid pursuant to this Section 7.

       8. Mitigation and Offset. The Executive is under no obligation to mitigate damages or the amount of any payment or benefit provided for hereunder by seeking other employment or otherwise; provided, however, that the Executive's coverage under the Company's welfare benefit plans will be reduced to the extent that the Executive becomes covered under any comparable employee benefit plan made available by another employer and covering the same type of benefits. The Executive will report to the Company any such benefits actually received by him.

       9.     Competition; Confidentiality; Nonsolicitation

              9.1 (i) Subject to Section 6.1(ii), the Executive hereby covenants and agrees that during the Term and for one year following the Term he will not, without the prior written consent of the Company, engage in Competition (as defined below) with the Company. For purposes of this Agreement, if the Executive takes any of the following actions he will be engaged in "Competition": engaging in or carrying on, directly or indirectly, any enterprise, whether as an advisor, principal, agent, partner, officer, director, employee, stockholder, associate or consultant to any person, partnership, corporation or any other business entity, that is principally engaged in the business of refining and/or marketing oil or related products in States or Provinces in which the Company (or any division or segment thereof) has operations; provided, however, that "Competition" will not include (a) the mere ownership of securities in any enterprise and exercise of rights appurtenant thereto or (b) participation in management of any enterprise or business operation thereof other than in connection with the competitive operation of such enterprise.

                     (ii) Subject to Section 6.1(ii), the Executive hereby covenants and agrees that during the Term and for three years following the Term he will not assist a third party in preparing or making an unsolicited bid for the Company, engaging in a proxy contest with the Company, or engaging in any other similar activity.

              9.2 During the Term, the Company agrees that it will disclose to Executive its confidential or proprietary information (as defined in this Section 9.2) to the extent necessary for Executive to carry out his obligations under this Agreement. Subject to Section 6.1(ii), the Executive hereby covenants and agrees that he will not, without the prior written consent of the Company, during the Term or thereafter disclose to any person not employed by the Company, or use in connection with engaging in Competition with the Company, any confidential or proprietary information of the Company. For purposes of this Agreement, the term "confidential or proprietary information" will include all information of any nature and in any form that is owned by the Company and that is not publicly available or generally known to persons engaged in businesses similar or related to those of the Company. Confidential information will include, without limitation, the Company's financial matters, customers, employees, industry contracts, and all other secrets and all other information of a confidential or proprietary nature. The foregoing obligations imposed by this Section 9.2 will cease if such confidential or proprietary information will have become, through no fault of the Executive, generally known to the public or the Executive is required by law to make disclosure (after giving the Company notice and an opportunity to contest such requirement).

              9.3 Subject to Section 6.1(ii), the Executive hereby covenants and agrees that during the Term and for one year thereafter he will not attempt to influence, persuade or induce, or assist any other person in so persuading or inducing, any employee of the Company to give up, or to not commence, employment or a business relationship with the Company.

              9.4 Executive acknowledges and agrees that the remedy at law available to the Company for breach of any of his post-termination obligations under Sections 9.1, 9.2 and 9.3 would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, Executive acknowledges, consents and agrees that, in addition to any other rights or remedies which the Company may have at law, in equity or under this Agreement, upon adequate proof of his violation of any such provision of this Agreement, the Company will be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage.

       10. Post-termination Assistance. Subject to Section 6.1(ii), the Executive agrees that after his employment with the Company has terminated he will provide, upon reasonable notice, such information and assistance to the Company as may reasonably be requested by the Company in connection with any audit, governmental investigation or litigation in which it or any of its affiliates is or may become a party; provided, however, that (i) the Company agrees to reimburse the Executive for any related out-of-pocket expenses, including travel expenses, and to pay the Executive reasonable compensation for his time based on his rate of annual salary at the time of termination and (ii) any such assistance may not unreasonably interfere with the then-current employment of the Executive.

       11. Survival. The expiration or termination of the Term will not impair the rights or obligations of any party hereto that accrue hereunder prior to such expiration or termination, except to the extent specifically stated herein. In addition to the foregoing, the Executive's covenants contained in Sections 9.1, 9.2, 9.3 and 10 and the Company's obligations under Sections 5, 7 and 12.1 will survive the expiration or termination of Executive's employment.

       12.    Miscellaneous Provisions.

              12.1 Legal Fees and Expenses. Without regard to whether the Executive prevails, in whole or in part, in connection therewith, the Company will pay and be financially responsible for 100% of any and all attorneys' and related fees and expenses incurred by the Executive in connection with any dispute associated with the interpretation, enforcement or defense of the Executive's rights under this Agreement by litigation or otherwise; provided that, in regard to such dispute, the Executive has not acted in bad faith or with no colorable claim of success. All such fees and expenses will be paid by the Company as incurred by the Executive on a monthly basis upon an undertaking by the Executive to repay such advanced amounts if a court determines, in a decision against which no appeal may be taken or with respect to which the time period to appeal has expired, that he acted in bad faith or with no colorable claim of success.

              12.2 Binding on Successors. This Agreement will be binding upon and inure to the benefit of the Company, the Executive and each of their respective successors, assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as applicable.

              12.3 Governing Law. This Agreement will be governed, construed, interpreted and enforced in accordance with the substantive laws of the State of Delaware, without regard to conflicts of law principles.

              12.4 Severability. Any provision of this Agreement that is deemed invalid, illegal or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant will be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

              12.5 Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as Federal Express, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive offices and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

                     (i) To The Company. If to the Company, addressed to the attention of General Counsel at 9830 Colonnade Boulevard, San Antonio, Texas 78230.

                     (ii) To the Executive. If to the Executive, to him in care of the Company at the above address.

              12.6 Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same Agreement.

              12.7 Entire Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the Executive's employment by the Company and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement will constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceeding to vary the terms of this Agreement.

              12.8 Amendments; Waivers. This Agreement may not be modified, amended, or terminated except by an instrument in writing, approved by the Company and signed by the Executive and the Company. Failure on the part of either party to complain of any action or omission, breach or default on the part of the other party, no matter how long the same may continue, will never be deemed to be a waiver of any rights or remedies hereunder, at law or in equity. The Executive or the Company may waive compliance by the other party with any provision of this Agreement that such other party was or is obligated to comply with or perform only through an executed writing; provided, however, that such waiver will not operate as a waiver of, or estoppel with respect to, any other or subsequent failure.

              12.9 No Inconsistent Actions. The parties will not voluntarily undertake or fail to undertake any action or course of action that is inconsistent with the provisions or essential intent of this Agreement. Furthermore, it is the intent of the parties hereto to act in a fair and reasonable manner with respect to the interpretation and application of the provisions of this Agreement.

              12.10 Headings and Section References. The headings used in this Agreement are intended for convenience or reference only and will not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any provision of this Agreement. All section references are to sections of this Agreement, unless otherwise noted.

       13. Effectiveness, Prior Agreement and Consent. This Agreement will become effective upon, and the Prior Agreement will terminate immediately prior to, the Effective Date, whereupon all references to the "Company" herein will be treated as references to Ultramar Corporation. By executing this Agreement, Executive hereby consents to the assumption of this Agreement by Ultramar Corporation upon the Effective Date. Notwithstanding any other provision of this Agreement, if the Merger Agreement is terminated prior to the Effective Date, this Agreement will have no further force or effect, and the Prior Agreement will continue in effect as though this Agreement had not been entered into.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written but effective as provided in Section 13.






                                       ----------------------------------------
                                       William R. Klesse


                                       DIAMOND SHAMROCK, INC.,
                                       a Delaware corporation


                                       By:
                                            -----------------------------------
                                            Roger R. Hemminghaus
                                            Chief Executive Officer
                                            and President

                                    EXHIBIT


                         GENERAL RELEASE OF ALL CLAIMS


       This General Release of all Claims (this "Agreement") is entered into by and between _____________________ ("Executive") and Ultramar Diamond Shamrock Corporation (including its subsidiaries) (collectively the "Company") effective as of __________________.

       In consideration of the promises set forth in the employment agreement between Executive and the Company, dated _____________, 1996, as amended as of the effective date hereof (the "Employment Agreement"), as well as any promises set forth in this Agreement, Executive and the Company agree as follows:

(1)    Employment Agreement Entitlements

       The Company will provide Executive the post-termination payments and benefits to which he is entitled under the Employment Agreement.

(2)    Return of Property

       All Company files, access keys, desk keys, ID badges and credit cards, and such other property of the Company as the Company may reasonably request, in Executive's possession must be returned no later than the date of Executive's termination from the Company (the "Termination Date").

(3)    General Release and Waiver of Claims

       Except as provided in the last sentence of this paragraph (3), Executive hereby unconditionally and forever releases, discharges and waives any and all claims of any nature whatsoever, whether legal, equitable or otherwise, which Executive may have against the Company arising at any time on or before the Termination Date, other than with respect to the obligations of the Company to the Executive under the Employment Agreement. This release of claims extends to any and all claims of any nature whatsoever, other than with respect to the obligations of the Company to the Executive under the Employment Agreement, whether known, unknown or capable or incapable of being known as of the Termination Date of thereafter. This Agreement is a release of all claims of any nature whatsoever by Executive against the Company, other than with respect to the obligations of the Company to the Executive under the Employment Agreement, and includes, other than as herein provided, any and all claims, demands, causes of action, liabilities whether known or unknown including those caused by, arising from or related to Executive's employment relationship with the Company including, but without limitation, any and all alleged discrimination or acts of discrimination which occurred or may have occurred on or before the Termination Date based upon race, color, sex, creed, national origin, age, disability or any other violation of any Equal Employment Opportunity Law, ordinance, rule, regulation or order, including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act, as amended (as further described in Section 7 below); the Americans with Disabilities Act; claims under the Employee Retirement Income Security Act ("ERISA"); or any other federal, state or local laws or regulations regarding employment discrimination or termination of employment. This also includes claims for wrongful discharge, fraud, or misrepresentation under any statute, rule, regulation or under the common law.

       The Executive agrees and understands and knowingly agrees to this release because it is his intent in executing this Agreement to forever discharge the Company from any and all present, future, foreseen or unforeseen causes of action except for the obligations of the Company set forth in the Employment Agreement.

       Notwithstanding the foregoing, Executive does not release, discharge or waive any rights to indemnification that he may have under the By-Laws of the Company, the laws of the State of Delaware, any indemnification agreement between the Executive and the Company or any insurance coverage maintained by or on behalf of the Company.

(4)    Release and Waiver of Claims Under the Age Discrimination in Employment
       Act

       Executive acknowledges that the Company encouraged him to consult with an attorney of his choosing, and through this Agreement encourages him to consult with his attorney with respect to possible claims under the Age Discrimination in Employment Act of 1967, as amended ("ADEA") and that Executive acknowledges that he understands that the ADEA is a federal statute that prohibits discrimination, on the basis of age, in employment, benefits, and benefit plans. Executive wishes to waive any and all claims under the ADEA that he may have, as of the Termination Date, against the Company, its shareholders, employees, or successors and hereby waives such claims. Executive further understands that by signing this Agreement he is in fact waiving, releasing and forever giving up any claim under the ADEA that may have existed on or prior to the Termination Date. Executive acknowledges that the Company has informed him that he has at his option, twenty-one (21) days in which to sign the waiver of this claim under ADEA, and he does hereby knowingly and voluntarily waive said twenty-one (21) day period. Executive also understands that he has seven (7) days following the Termination Date within which to revoke the release contained in this paragraph by providing a written notice of his revocation of the release and waiver contained in this paragraph to the Company.
       Executive further understands that this right to revoke the release contained in this paragraph relates only to this paragraph and does not act as a revocation of any other term of this Agreement.

(5)    Proceedings

       Executive has not filed, and agrees not to initiate or cause to be initiated on his behalf, any complaint, charge, claim or proceeding against the Company before any local, state or federal agency, court or other body relating to his employment or the termination of his employment (each individually, a "Proceeding"), and agrees not to voluntarily participate in any Proceeding. Executive waives any right he may have to benefit in any manner from any relief (whether monetary or otherwise) arising out of any Proceeding.

(6)    Remedies

       In the event Executive initiates or voluntarily participates in any Proceeding, or if he fails to abide by any of the terms of this Agreement or his post-termination obligations contained in the Employment Agreement, or if he revokes the ADEA release contained in Paragraph 4 of this Agreement within the seven-day period provided under Paragraph 4, the Company may, in addition to any other remedies it may have, reclaim any amounts paid to him under the termination provisions of the Employment Agreement or terminate any benefits or payments that are subsequently due under the Employment Agreement, without waiving the release granted herein. Executive acknowledges and agrees that the remedy at law available to the Company for breach of any of his post-termination obligations under the Employment Agreement or his obligations under Paragraphs 3, 4, and 5 of this Agreement would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, Executive acknowledges, consents and agrees that, in addition to any other rights or remedies which the Company may have at law, in equity or under this Agreement, upon adequate proof of his violation of any such provision of this Agreement, the Company shall be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage.

       Executive understands that by entering into this Agreement he will be limiting the availability of certain remedies that he may have against the Company and limiting also his ability to pursue certain claims against the Company.

(7)    Severability Clause

       In the event any provision or part of this Agreement is found to be invalid or unenforceable, only that particular provision or part so found, and not the entire agreement, will be inoperative.

(8)    Non-Admission

       Nothing contained in this Agreement will be deemed or construed as an admission of wrongdoing or liability on the part of the Company.

(9)    Governing Law

       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, applicable to agreements made and to be performed in that State; and the parties agree to the jurisdiction of the U.S. District Court for the District of Delaware, and agree to appear in any action in such courts by service of process by certified mail, return receipt requested, at the following addresses:

       To Company:   ULTRAMAR DIAMOND SHAMROCK CORPORATION
                     9830 Colonnade Boulevard
                     San Antonio, Texas  78230

                                           and
       To Executive:
                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------



THE EXECUTIVE ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT AND THAT HE FULLY KNOWS, UNDERSTANDS, AND APPRECIATES ITS CONTENTS, AND THAT HE HEREBY EXECUTES THE SAME AND MAKES THIS AGREEMENT AND THE RELEASE AND AGREEMENTS PROVIDED FOR HEREIN VOLUNTARILY AND OF HIS OWN FREE WILL.

       IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first set forth above.







                                         ---------------------------------------
                                         William R. Klesse


                                         ULTRAMAR DIAMOND SHAMROCK CORPORATION,
                                         Delaware corporation


                                         By:
                                            -----------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                              EMPLOYMENT AGREEMENT



              This EMPLOYMENT AGREEMENT (the "Agreement"), dated as of ____________, 1996, but effective as provided herein, is made and entered into by and between Diamond Shamrock, Inc., a Delaware corporation (the "Company" or "Diamond Shamrock, Inc.", as the context requires), and J. Robert Mehall (the "Executive").


              WHEREAS, the Executive has been serving as a senior executive officer of Diamond Shamrock, Inc.;

              WHEREAS, the Executive is a party to an Employment Agreement with Diamond Shamrock, Inc., dated as of February 6, 1996 (the "Prior Agreement");

              WHEREAS, pursuant to the Agreement and Plan of Merger between Ultramar Corporation, a Delaware corporation ("Ultramar Corporation") and Diamond Shamrock, Inc., dated as of September 22, 1996 (the "Merger Agreement"), as of the effective time of the Merger (the "Effective Date"), Diamond Shamrock, Inc. will be merged with and into Ultramar Corporation, with Ultramar Corporation as the surviving entity (the "Merger");

              WHEREAS, pursuant to the Merger Agreement, the Company is authorized to enter into this Agreement with Executive;

              WHEREAS, the Company considers it in the best interests of its stockholders to foster the continuous employment of certain key management personnel;

              WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as defined herein) exists;

              WHEREAS, the Company wishes to assure itself of both present and future continuation of management in light of the Merger and in the event of a Change in Control subsequent to the Merger;

              WHEREAS, the Company wishes to employ the Executive and the Executive is willing to render services, both on the terms and subject to the conditions set forth in this Agreement;

              NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, it is agreed as follows:

       1.     Employment.

              1.1 The Company hereby agrees to employ the Executive and the Executive hereby agrees to undertake employment with the Company upon the terms and conditions herein set forth.

              1.2 Employment will be for a term commencing on the Effective Date and, subject to earlier expiration upon the Executive's termination under
Section 5, expiring three years from the Effective Date (the "Term"). Notwithstanding the previous sentence, this Agreement and the employment of the Executive will be automatically renewed and the Term extended, subject to
Section 5, for successive one-year periods upon the terms and conditions set forth herein, commencing on the third anniversary of the date of this Agreement, and on each anniversary date thereafter, unless either party to this Agreement gives the other party written notice (in accordance with Section 12.5) of such party's intention to terminate this Agreement at least three months prior to the end of such initial or extended term. For purposes of this Agreement, any reference to the "Term" of this Agreement will include the original term and any extension thereof.

       2.     Position and Duties.

              2.1 Position and Duties. During the Term, the Executive will serve as Executive Vice President, Corporate Development, of the Company and will have such duties, functions, responsibilities and authority as are (i) consistent with the Executive's position as Executive Vice President, Corporate Development, of the Company; or (ii) assigned to his office in the Company's bylaws; or (iii) reasonably assigned to him by the Company's Board of Directors (the "Board").

              2.2 Commitment. During the Term, the Executive will be the Company's full-time employee and, except as may otherwise be approved in advance in writing by the Board, and except during vacation periods and reasonable periods of absence due to sickness, personal injury or other disability, the Executive will devote substantially all of his business time and attention to the performance of his duties to the Company.

       3. Place of Performance. In connection with his employment during the Term, unless otherwise agreed by the Executive, the Executive will be based at the Company's principal executive offices. The Executive will undertake normal business travel on behalf of the Company.

       4.     Compensation and Related Matters.

              4.1    Compensation and Benefits.

                     (i) Annual Base Salary. During the Term of this Agreement, the Company will pay to the Executive an annual base salary of not less than $335,000, which annual base salary may be modified from time to time by the Board (or the Compensation Committee thereof) in its sole discretion, payable at the times and in the manner consistent with the Company's general policies regarding compensation of executive employees. The Board may from time to time authorize such additional compensation to the Executive, in cash or in property, as the Board may determine in its sole discretion to be appropriate.

                     (ii) Annual Incentive Compensation. If the Board (or the Compensation Committee thereof) authorizes any cash incentive compensation or approves any other management incentive program or arrangement, the Executive will be eligible to participate in such plan, program or arrangement under the general terms and conditions applicable to executive and management employees; provided, however, that so long as the Executive remains employed by the Company at the end of the applicable fiscal year, (a) the annual cash incentive compensation paid by the Company to the Executive for the Company's fiscal year that includes the Effective Date, aggregated with any other annual incentive compensation earned by the Executive for calendar year 1996, will be in an amount not less than the greater of (1) 40% of the Executive's highest annual base salary rate during the fiscal year to which such incentive compensation relates, and (2) the Executive's actual annual incentive compensation earned during such fiscal year, as determined by the Company's Board (or the Compensation Committee thereof), and (b) the cash incentive compensation paid to the Executive for the Company's next succeeding fiscal year will be in an amount not less than the greater of (1) 40% of the Executive's highest annual base salary rate during the fiscal year to which such incentive compensation relates, and (2) the Executive's actual annual incentive compensation during such fiscal year, as determined by the Board (or the Compensation Committee thereof). Except as set forth in the proviso to the preceding sentence, nothing in this Section 4.1(ii) will guarantee to the Executive any specific amount of incentive compensation, or prevent the Board (or the Compensation Committee thereof) from establishing performance goals and compensation targets applicable only to the Executive.

              4.2 Executive Benefits. In addition to the compensation described in Section 4.1, the Company will make available to the Executive and his eligible dependents, subject to the terms and conditions of the applicable plans, including without limitation the eligibility rules, participation in all Company-sponsored employee benefit plans including all employee retirement income and welfare benefit policies, plans, programs or arrangements in which senior executives of the Company participate, including any stock option, stock purchase, stock appreciation, savings, pension, supplemental executive retirement or other retirement income or welfare benefit, disability, salary continuation, and any other deferred compensation, incentive compensation, group and/or executive life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company), expense reimbursement or other employee benefit policies, plans, programs or arrangements or any equivalent successor policies, plans, programs or arrangements that may now exist or be adopted hereafter by the Company.

              4.3 Expenses. The Company will promptly reimburse the Executive for all travel and other business expenses the Executive incurs in order to perform his duties to the Company under this Agreement in a manner commensurate with the Executive's position and level of responsibility with the Company, and in accordance with the Company's policy regarding substantiation of expenses.

       5. Termination. Notwithstanding the Term specified in Section 1.2, the termination of the Executive's employment hereunder will be governed by the following provisions:

              5.1 Death. In the event of the Executive's death during the Term, the Company will pay to the Executive's beneficiaries or estate, as appropriate, promptly after the Executive's death, (i) the unpaid annual base salary to which the Executive is entitled, pursuant to Section 4.1, through the date of the Executive's death, and (ii) for any accrued but unused vacation days, to the extent and in the amounts, if any, provided under the Company's usual policies and arrangements. This Section 5.1 will not limit the entitlement of the Executive's estate or beneficiaries to any death or other benefits then available to the Executive under any life insurance, stock ownership, stock options, or other benefit plan or policy that is maintained by the Company for the Executive's benefit.

              5.2    Disability.

                     (i) If the Company determines in good faith that the Executive has incurred a Disability (as defined below) during the Term, the Company may give the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company will terminate effective on the 30th day after receipt of such notice by the Executive, provided that within the 30 days after such receipt, the Executive will not have returned to full-time performance of his duties. The Executive will continue to receive his annual base salary and benefits until the date of termination. In the event of the Executive's Disability, the Company will pay the Executive, promptly after the Executive's termination, (a) the unpaid annual base salary to which he is entitled, pursuant to Section 4.1, through the date of the Executive's termination, (b) for any accrued but unused vacation days, to the extent and in the amounts, if any, provided under the Company's usual policies and arrangements, and (c) a lump sum in cash in an amount equal to 50% of his annual base salary at the time of termination. This
Section 5.2 will not limit the entitlement of the Executive, the Executive's estate or beneficiaries to any disability or other benefits then available to the Executive under any disability insurance or other benefit plan or policy that is maintained by the Company for the Executive's benefit.

                     (ii) For purposes of this Agreement, "Disability" will mean the Executive's incapacity due to physical or mental illness substantially to perform his duties on a full-time basis for six consecutive months and within 30 days after a notice of termination is thereafter given by the Company the Executive will not have returned to the full-time performance of the Executive's duties; provided, however, if the Executive disagrees with a determination to terminate him because of Disability, the question of the Executive's disability will be subject to the certification of a qualified medical doctor agreed to by the Company and the Executive or, in the event of the Executive's incapacity to designate a doctor, the Executive's legal representative. In the absence of agreement between the Company and the Executive, each party will nominate a qualified medical doctor and the two doctors will select a third doctor, who will make the determination as to Disability. In order to facilitate such determination, the Executive will, as reasonably requested by the Company, (a) make himself available for medical examinations by a doctor in accordance with this Section 5.2(ii), and (b) grant the Company and any such doctor access to all relevant medical information concerning him, arrange to furnish copies of medical records to such doctor and use his best efforts to cause his own doctor to be available to discuss his health with such doctor.

              5.3    Cause.

                     (i) The Company may terminate the Executive's employment hereunder for Cause (as defined below). In the event of the Executive's termination for Cause, the Company will promptly pay to the Executive (or his representative) the unpaid annual base salary to which he is entitled, pursuant to Section 4.1, through the date the Executive is terminated and the Executive will be entitled to no other compensation, except as otherwise due to him under applicable law.

                     (ii) For purposes of this Agreement, the Company will have "Cause" to terminate the Executive's employment hereunder upon a finding by the Board that (a) the Executive committed an illegal act or acts that were intended to and did defraud the Company, (b) the Executive engaged in gross negligence or gross misconduct against the Company or another employee, or in carrying out his duties and responsibilities, or (c) the Executive materially breached any of the express covenants set forth in Section 9.1, 9.2 or 9.3.
The Company will not have Cause unless and until the Company provides the Executive with written notice that the Company intends to terminate his employment for Cause. Such written notice will specify the particular act or acts, or failure to act, that is or are the basis for the decision to so terminate the Executive's employment for Cause. The Employee will be given the opportunity within 30 calendar days of the receipt of such notice to meet with the Board to defend such act or acts, or failure to act. The Executive's employment by the Company automatically will be terminated under this Section 5.3 for Cause as of the receipt of the written notice from the Company or, if later, the date specified in such notice. A notice given under this Section 5.3 must set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment for Cause, and if the termination date is other than the date of receipt of such notice, specify the date on which the Executive's employment is to be terminated (which date will not be earlier than the date on which such notice is given in accordance with Section 13.5). Such notice must be given no later than 180 business days after a director of the Company (excluding the Executive, if applicable) first has actual knowledge of the events justifying the purported termination.

              5.4    Termination.

                     (i) Involuntary Termination. The Executive's employment hereunder may be terminated by the Company for any reason by written notice as provided in Section 12.5. The Executive will be treated for purposes of this Agreement as having been involuntarily terminated by the Company other than for Cause if the Executive terminates his employment with the Company for any of the following reasons (each, a "Good Reason"): without the Executive's written consent, (a) the Company has breached any material provision of this Agreement and within 30 days after notice thereof from the Executive, the Company fails to cure such breach; (b) a successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company fails to assume liability under the Agreement; (c) at any time after the Company has notified the Executive pursuant to Section 1.2 that the Company does not intend to renew the Agreement and the Executive's employment at the end of the Term (including any previous renewals) (rather than to allow the Agreement automatically to renew); (d) a material reduction in the aggregate benefits described by Section
4.2 (other than stock-based compensation) provided to the Executive, unless such decrease is required by law or is applicable to all employees of the Company eligible to participate in any employee benefit arrangement affected by such reduction; (e) a significant reduction in the Executive's duties or the addition of duties, which in either case are materially inconsistent with the Executive's title or position; or (f) a reduction in the Executive's annual base salary.

                     (ii) Voluntary Termination. The Executive may voluntarily terminate the Agreement at any time by notice to the Company as provided in
Section 12.5. The Executive's death or Disability (as defined in Section 5.2(ii)) during the term of the

Agreement will constitute a voluntary termination of employment for purposes of eligibility for termination payments and benefits as provided in Section 5.5, but for no other purpose.

              5.5    Termination Payments and Benefits.

                     (i) Form and Amount. Upon the Executive's involuntary termination, other than for Cause, (a) subject to Section 5.5(iii), the Company will pay or provide to the Executive (1) his annual base salary and benefits until the date of termination, (2) within five business days after termination of his employment, a lump sum cash payment equal in amount to three times the sum of (x) the Executive's highest annual base salary in effect during the three years prior to his date of termination, and (y) the highest annual incentive compensation earned by the Executive during the same three-year period, (3) three additional years of age and service credit under the qualified and nonqualified defined benefit retirement plans of the Company in which the Executive participates at the time of termination; provided, however, that in the case of a qualified defined benefit pension plan, the present value of the additional benefit the Executive would have accrued if he had been credited for all purposes with the additional years of age and service under such plan as of the Executive's date of termination with the Company will be paid in a lump sum in cash within five business days after termination of the Executive's employment, and (4) for a period of one year after termination of his employment, the continuation of the employee welfare benefits set forth in
Section 4.2 except as offset by benefits paid by other sources as set forth in
Section 8, or as prohibited by law or as a condition of maintaining the tax-favored status of any such benefits to the Company or its employees; (b) the Executive's benefit under the applicable supplemental executive retirement plan will be not less than the benefit the Executive would have received under the terms of the corresponding plan (including any individual modifications thereof) applicable to the Executive as in effect immediately prior to the Effective Date determined as if the Executive had continued employment under the terms of such corresponding plan (and modifications) until his actual termination of employment. For purposes of Section 5.5(i)(a)(2), the three-year period will include employment with Diamond Shamrock, Inc. or any of its affiliates.

                     (ii) Maintenance of Benefits. During the period set forth in Section 5.5(i)(a)(4), the Company will use its best efforts to maintain in full force and effect for the continued benefit of the Executive all referenced benefits or will arrange to make available to the Executive benefits substantially similar to those that the Executive would otherwise have been entitled to receive if his employment had not been terminated. Such benefits will be provided to the Executive on the same terms and conditions (including employee contributions toward the premium payments) under which the Executive was entitled to participate immediately prior to his termination.

                     (iii) Release. No benefit will be paid or made available under Section 5.5(i) (a) unless the Executive first executes a release in the form attached as an exhibit to this Agreement, and (b) to the extent any portion of such release is subject to the seven-day revocation period prescribed by the Age Discrimination in Employment Act of 1967, as amended, or to any similar revocation period in effect on the date of termination of Executive's employment, such revocation period has expired.

       6.     Change in Control Provisions.

              6.1 Impact of Change in Control. In the event of a "Change in Control" of the Company, as defined in Section 6.2, (i) the Company will cause all cash benefits due under this Agreement to be secured by an irrevocable trust for the benefit of the Executive, the assets of which will be subject to the claims of the Company's creditors, and will transfer to such trust cash and other property adequate to satisfy all of the expenses of the trust for at least five years after the Change in Control and any of the Company's actual and potential cash obligations under this Agreement, (ii) if the Executive's employment is involuntarily terminated without Cause after the Change in Control, (A) the covenants of Sections 9.1 and 10 will be inapplicable to the Executive, and (B) the covenant of Section 9.2 will expire on the third anniversary of the date of termination of the Executive's employment, and (iii) the definition of Good Reason, as set forth in Section 5.4(i) above, will be expanded to include the following:

                     (a) A good faith determination by the Executive that, as a result of the Change in Control and a change in circumstances thereafter significantly affecting his positions, including a change in the scope of business or other activities for which he was responsible, he has been rendered substantially unable to carry out, has been substantially hindered in the performance of, or has suffered a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to any of the Executive's positions; the Executive's determination will be presumed to have been made in good faith unless otherwise shown by the Company by clear and convincing evidence;

                     (b) The relocation of the Company's principal executive offices (but only if, immediately prior to the Change in Control, the Executive's principal place of employment was at the Company's principal executive offices), or requirement that the Executive have as his principal location of work any location that is, in excess of 50 miles from the location thereof immediately preceding the Change in Control or to travel away from his home or office significantly more often that required immediately prior to the Change in Control; or

                     (c) For any reason, or without reason, during the 30-day period immediately following the first anniversary of the first occurrence of a Change in Control.

              6.2 Definition of Change in Control. For purposes of this Agreement, a "Change in Control" will be deemed to occur if at any time during the term of the Agreement any of the following events will occur:

                     (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization, less than 50% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction;

                     (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer, less than 50% of the combined voting power of the then-outstanding voting securities of such corporation or person are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

                     (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of Directors of the Company ("Voting Stock");

                     (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                     (v) If during the period of two consecutive years individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors of the

Company then still in office who were Directors of the Company at the beginning of any such period (excluding for this purpose the election of any new Director in connection with an actual or threatened election or proxy contest).

Notwithstanding the foregoing provisions of Section 6.2(iii) or (iv) hereof, unless otherwise determined in a specific case by majority vote of the Board (or the Compensation Committee thereof), a "Change in Control" will not be deemed to have occurred for purposes of this Agreement solely because the Company, an entity in which the Company directly or beneficially owns 50% or more of the voting securities of such entity, any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of voting securities of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership. Notwithstanding the foregoing provisions of Section 6.2, the Merger will not constitute a Change in Control.

       7. Certain Additional Payments by the Company:

              (i) Anything in this Agreement to the contrary notwithstanding, if it is determined (as hereafter provided) that any payment or distribution by the Company to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code (or any successor provision thereto) by reason of being "contingent on a change in ownership or control" of Diamond Shamrock, Inc. or the Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest and penalties, are hereafter collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment or payments (a "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. No Gross-Up Payment will be made with respect to the Excise Tax, if any, attributable to (a) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement (unless a comparable Gross-Up Payment has theretofore been made available with respect to such option), or (b) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (a).

              (ii) Subject to the provisions of Section 7(vi) hereof, all determinations required to be made under this Section 7, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, will be made by a nationally recognized firm of certified public accountants (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive will direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within 15 calendar days after the Termination Date, if applicable, and any other such time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company will pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it will, at the same time as it makes such determination, furnish the Executive with an opinion that he has substantial authority not to report any Excise Tax on his federal, state, local income or other tax return. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment will be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 7(vi) hereof and the Executive thereafter is required to make a payment of any Excise Tax, the Executive will direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment will be promptly paid by the Company to, or for the benefit of, the Executive within five business days after receipt of such determination and calculations.

              (iii) The Company and the Executive will each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determination contemplated by Section 7(ii) hereof.

              (iv) The federal, state and local income or other tax returns filed by the Executive will be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive will make proper payment of the amount of any Excise Tax, and at the request of the Company, provide to the Company true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive will within five business days pay to the Company the amount of such reduction.

              (v) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Sections 7(ii) and (iv) hereof will be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company will reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

              (vi) The Executive will notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification will be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive will further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive will not pay such claim prior to the earlier of (a) the expiration of the 30-calendar-day period following the date on which he gives such notice to the Company and (b) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive will:

                     (1) provide the Company with any written records or
              documents in his possession relating to such claim reasonably requested by the Company;

                     (2) take such action in connection with contesting such
              claim as the Company will reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                     (3) cooperate with the Company in good faith in order
              effectively to contest such claim; and

                     (4) permit the Company to participate in any proceedings
              relating to such claim;

provided, however, that the Company will bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and will indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Section 7(vi), the Company will control all proceedings taken in connection with the contest of any claim contemplated by this Section 7(vi) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company will determine; provided, however, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company will advance the amount of such payment to the Executive on an interest-free basis and will indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim will be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive will be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

              (vii) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7(vi) hereof, the Executive receives any refund with respect to such claim, the Executive will (subject to the Company's complying with the requirements of Section 7(vi) hereof) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 7(vi) hereof, a determination is made that the Executive will not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance will be forgiven and will not be required to be repaid and the amount of such advance will offset, to the extent thereof, the amount of Gross-Up Payment required to be paid pursuant to this Section 7.

       8. Mitigation and Offset. The Executive is under no obligation to mitigate damages or the amount of any payment or benefit provided for hereunder by seeking other employment or otherwise; provided, however, that the Executive's coverage under the Company's welfare benefit plans will be reduced to the extent that the Executive becomes covered under any comparable employee benefit plan made available by another employer and covering the same type of benefits. The Executive will report to the Company any such benefits actually received by him.

       9.     Competition; Confidentiality; Nonsolicitation

              9.1 (i) Subject to Section 6.1(ii), the Executive hereby covenants and agrees that during the Term and for one year following the Term he will not, without the prior written consent of the Company, engage in Competition (as defined below) with the Company. For purposes of this Agreement, if the Executive takes any of the following actions he will be engaged in "Competition": engaging in or carrying on, directly or indirectly, any enterprise, whether as an advisor, principal, agent, partner, officer, director, employee, stockholder, associate or consultant to any person, partnership, corporation or any other business entity, that is principally engaged in the business of refining and/or marketing oil or related products in States or Provinces in which the Company (or any division or segment thereof) has operations; provided, however, that "Competition" will not include (a) the mere ownership of securities in any enterprise and exercise of rights appurtenant thereto or (b) participation in management of any enterprise or business operation thereof other than in connection with the competitive operation of such enterprise.

                     (ii) Subject to Section 6.1(ii), the Executive hereby covenants and agrees that during the Term and for three years following the Term he will not assist a third party in preparing or making an unsolicited bid for the Company, engaging in a proxy contest with the Company, or engaging in any other similar activity.

              9.2 During the Term, the Company agrees that it will disclose to Executive its confidential or proprietary information (as defined in this Section 9.2) to the extent necessary for Executive to carry out his obligations under this Agreement. Subject to Section 6.1(ii), the Executive hereby covenants and agrees that he will not, without the prior written consent of the Company, during the Term or thereafter disclose to any person not employed by the Company, or use in connection with engaging in Competition with the Company, any confidential or proprietary information of the Company. For purposes of this Agreement, the term "confidential or proprietary information" will include all information of any nature and in any form that is owned by the Company and that is not publicly available or generally known to persons engaged in businesses similar or related to those of the Company. Confidential information will include, without limitation, the Company's financial matters, customers, employees, industry contracts, and all other secrets and all other information of a confidential or proprietary nature. The foregoing obligations imposed by this Section 9.2 will cease if such confidential or proprietary information will have become, through no fault of the Executive, generally known to the public or the Executive is required by law to make disclosure (after giving the Company notice and an opportunity to contest such requirement).

              9.3 Subject to Section 6.1(ii), the Executive hereby covenants and agrees that during the Term and for one year thereafter he will not attempt to influence, persuade or induce, or assist any other person in so persuading or inducing, any employee of the Company to give up, or to not commence, employment or a business relationship with the Company.

              9.4 Executive acknowledges and agrees that the remedy at law available to the Company for breach of any of his post-termination obligations under Sections 9.1, 9.2 and 9.3 would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, Executive acknowledges, consents and agrees that, in addition to any other rights or remedies which the Company may have at law, in equity or under this Agreement, upon adequate proof of his violation of any such provision of this Agreement, the Company will be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage.

       10. Post-termination Assistance. Subject to Section 6.1(ii), the Executive agrees that after his employment with the Company has terminated he will provide, upon reasonable notice, such information and assistance to the Company as may reasonably be requested by the Company in connection with any audit, governmental investigation or litigation in which it or any of its affiliates is or may become a party; provided, however, that (i) the Company agrees to reimburse the Executive for any related out-of-pocket expenses, including travel expenses, and to pay the Executive reasonable compensation for his time based on his rate of annual salary at the time of termination and (ii) any such assistance may not unreasonably interfere with the then-current employment of the Executive.

       11. Survival. The expiration or termination of the Term will not impair the rights or obligations of any party hereto that accrue hereunder prior to such expiration or termination, except to the extent specifically stated herein. In addition to the foregoing, the Executive's covenants contained in Sections 9.1, 9.2, 9.3 and 10 and the Company's obligations under Sections 5, 7 and 12.1 will survive the expiration or termination of Executive's employment.

       12.    Miscellaneous Provisions.

              12.1 Legal Fees and Expenses. Without regard to whether the Executive prevails, in whole or in part, in connection therewith, the Company will pay and be financially responsible for 100% of any and all attorneys' and related fees and expenses incurred by the Executive in connection with any dispute associated with the interpretation, enforcement or defense of the Executive's rights under this Agreement by litigation or otherwise; provided that, in regard to such dispute, the Executive has not acted in bad faith or with no colorable claim of success. All such fees and expenses will be paid by the Company as incurred by the Executive on a monthly basis upon an undertaking by the Executive to repay such advanced amounts if a court determines, in a decision against which no appeal may be taken or with respect to which the time period to appeal has expired, that he acted in bad faith or with no colorable claim of success.

              12.2 Binding on Successors. This Agreement will be binding upon and inure to the benefit of the Company, the Executive and each of their respective successors, assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as applicable.

              12.3 Governing Law. This Agreement will be governed, construed, interpreted and enforced in accordance with the substantive laws of the State of Delaware, without regard to conflicts of law principles.

              12.4 Severability. Any provision of this Agreement that is deemed invalid, illegal or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant will be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

              12.5 Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as Federal Express, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive offices and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

                     (i) To The Company. If to the Company, addressed to the attention of General Counsel at 9830 Colonnade Boulevard, San Antonio, Texas 78230.

                     (ii) To the Executive. If to the Executive, to him in care of the Company at the above address.

              12.6 Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same Agreement.

              12.7 Entire Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the Executive's employment by the Company and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement will constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceeding to vary the terms of this Agreement.

              12.8 Amendments; Waivers. This Agreement may not be modified, amended, or terminated except by an instrument in writing, approved by the Company and signed by the Executive and the Company. Failure on the part of either party to complain of any action or omission, breach or default on the part of the other party, no matter how long the same may continue, will never be deemed to be a waiver of any rights or remedies hereunder, at law or in equity. The Executive or the Company may waive compliance by the other party with any provision of this Agreement that such other party was or is obligated to comply with or perform only through an executed writing; provided, however, that such waiver will not operate as a waiver of, or estoppel with respect to, any other or subsequent failure.

              12.9 No Inconsistent Actions. The parties will not voluntarily undertake or fail to undertake any action or course of action that is inconsistent with the provisions or essential intent of this Agreement. Furthermore, it is the intent of the parties hereto to act in a fair and reasonable manner with respect to the interpretation and application of the provisions of this Agreement.

              12.10 Headings and Section References. The headings used in this Agreement are intended for convenience or reference only and will not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any provision of this Agreement. All section references are to sections of this Agreement, unless otherwise noted.

       13. Effectiveness, Prior Agreement and Consent. This Agreement will become effective upon, and the Prior Agreement will terminate immediately prior to, the Effective Date, whereupon all references to the "Company" herein will be treated as references to Ultramar Corporation. By executing this Agreement, Executive hereby consents to the assumption of this Agreement by Ultramar Corporation upon the Effective Date. Notwithstanding any other provision of this Agreement, if the Merger Agreement is terminated prior to the Effective Date, this Agreement will have no further force or effect, and the Prior Agreement will continue in effect as though this Agreement had not been entered into.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written but effective as provided in Section 13.





                                          -------------------------------------
                                          J. Robert Mehall


                                          DIAMOND SHAMROCK, INC.,
                                          a Delaware corporation


                                          By:
                                             ----------------------------------
                                             Roger R. Hemminghaus
                                             Chief Executive Officer
                                             and President

                                                                         EXHIBIT


                         GENERAL RELEASE OF ALL CLAIMS


       This General Release of all Claims (this "Agreement") is entered into by and between _____________________ ("Executive") and Ultramar Diamond Shamrock Corporation (including its subsidiaries) (collectively the "Company") effective as of __________________.

       In consideration of the promises set forth in the employment agreement between Executive and the Company, dated _____________, 1996, as amended as of the effective date hereof (the "Employment Agreement"), as well as any promises set forth in this Agreement, Executive and the Company agree as follows:

(1)    Employment Agreement Entitlements

       The Company will provide Executive the post-termination payments and benefits to which he is entitled under the Employment Agreement.

(2)    Return of Property

       All Company files, access keys, desk keys, ID badges and credit cards, and such other property of the Company as the Company may reasonably request, in Executive's possession must be returned no later than the date of Executive's termination from the Company (the "Termination Date").

(3)    General Release and Waiver of Claims

       Except as provided in the last sentence of this paragraph (3), Executive hereby unconditionally and forever releases, discharges and waives any and all claims of any nature whatsoever, whether legal, equitable or otherwise, which Executive may have against the Company arising at any time on or before the Termination Date, other than with respect to the obligations of the Company to the Executive under the Employment Agreement. This release of claims extends to any and all claims of any nature whatsoever, other than with respect to the obligations of the Company to the Executive under the Employment Agreement, whether known, unknown or capable or incapable of being known as of the Termination Date of thereafter. This Agreement is a release of all claims of any nature whatsoever by Executive against the Company, other than with respect to the obligations of the Company to the Executive under the Employment Agreement, and includes, other than as herein provided, any and all claims, demands, causes of action, liabilities whether known or unknown including those caused by, arising from or related to Executive's employment relationship with the Company including, but without limitation, any and all alleged discrimination or acts of discrimination which occurred or may have occurred on or before the Termination Date based upon race, color, sex, creed, national origin, age, disability or any other violation of any Equal Employment Opportunity Law, ordinance, rule, regulation or order, including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act, as amended (as further described in Section 7 below); the Americans with Disabilities Act; claims under the Employee Retirement Income Security Act ("ERISA"); or any other federal, state or local laws or regulations regarding employment discrimination or termination of employment. This also includes claims for wrongful discharge, fraud, or misrepresentation under any statute, rule, regulation or under the common law.

       The Executive agrees and understands and knowingly agrees to this release because it is his intent in executing this Agreement to forever discharge the Company from any and all present, future, foreseen or unforeseen causes of action except for the obligations of the Company set forth in the Employment Agreement.

       Notwithstanding the foregoing, Executive does not release, discharge or waive any rights to indemnification that he may have under the By-Laws of the Company, the laws of the State of Delaware, any indemnification agreement between the Executive and the Company or any insurance coverage maintained by or on behalf of the Company.

(4)    Release and Waiver of Claims Under the Age Discrimination in Employment
       Act

       Executive acknowledges that the Company encouraged him to consult with an attorney of his choosing, and through this Agreement encourages him to consult with his attorney with respect to possible claims under the Age Discrimination in Employment Act of 1967, as amended ("ADEA") and that Executive acknowledges that he understands that the ADEA is a federal statute that prohibits discrimination, on the basis of age, in employment, benefits, and benefit plans. Executive wishes to waive any and all claims under the ADEA that he may have, as of the Termination Date, against the Company, its shareholders, employees, or successors and hereby waives such claims. Executive further understands that by signing this Agreement he is in fact waiving, releasing and forever giving up any claim under the ADEA that may have existed on or prior to the Termination Date. Executive acknowledges that the Company has informed him that he has at his option, twenty-one (21) days in which to sign the waiver of this claim under ADEA, and he does hereby knowingly and voluntarily waive said twenty-one (21) day period. Executive also understands that he has seven (7) days following the Termination Date within which to revoke the release contained in this paragraph by providing a written notice of his revocation of the release and waiver contained in this paragraph to the Company.
       Executive further understands that this right to revoke the release contained in this paragraph relates only to this paragraph and does not act as a revocation of any other term of this Agreement.

(5)    Proceedings

       Executive has not filed, and agrees not to initiate or cause to be initiated on his behalf, any complaint, charge, claim or proceeding against the Company before any local, state or federal agency, court or other body relating to his employment or the termination of his employment (each individually, a "Proceeding"), and agrees not to voluntarily participate in any Proceeding. Executive waives any right he may have to benefit in any manner from any relief (whether monetary or otherwise) arising out of any Proceeding.

(6)    Remedies

       In the event Executive initiates or voluntarily participates in any Proceeding, or if he fails to abide by any of the terms of this Agreement or his post-termination obligations contained in the Employment Agreement, or if he revokes the ADEA release contained in Paragraph 4 of this Agreement within the seven-day period provided under Paragraph 4, the Company may, in addition to any other remedies it may have, reclaim any amounts paid to him under the termination provisions of the Employment Agreement or terminate any benefits or payments that are subsequently due under the Employment Agreement, without waiving the release granted herein. Executive acknowledges and agrees that the remedy at law available to the Company for breach of any of his post-termination obligations under the Employment Agreement or his obligations under Paragraphs 3, 4, and 5 of this Agreement would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, Executive acknowledges, consents and agrees that, in addition to any other rights or remedies which the Company may have at law, in equity or under this Agreement, upon adequate proof of his violation of any such provision of this Agreement, the Company shall be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage.

       Executive understands that by entering into this Agreement he will be limiting the availability of certain remedies that he may have against the Company and limiting also his ability to pursue certain claims against the Company.

(7)    Severability Clause

       In the event any provision or part of this Agreement is found to be invalid or unenforceable, only that particular provision or part so found, and not the entire agreement, will be inoperative.

(8)    Non-Admission

       Nothing contained in this Agreement will be deemed or construed as an admission of wrongdoing or liability on the part of the Company.

(9)    Governing Law

       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, applicable to agreements made and to be performed in that State; and the parties agree to the jurisdiction of the U.S. District Court for the District of Delaware, and agree to appear in any action in such courts by service of process by certified mail, return receipt requested, at the following addresses:


       To Company:   ULTRAMAR DIAMOND SHAMROCK CORPORATION
                     9830 Colonnade Boulevard
                     San Antonio, Texas  78230

                                           and

       To Executive:
                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------



THE EXECUTIVE ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT AND THAT HE FULLY KNOWS, UNDERSTANDS, AND APPRECIATES ITS CONTENTS, AND THAT HE HEREBY EXECUTES THE SAME AND MAKES THIS AGREEMENT AND THE RELEASE AND AGREEMENTS PROVIDED FOR HEREIN VOLUNTARILY AND OF HIS OWN FREE WILL.

       IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first set forth above.




                                   -------------------------------------------
                                   J. Robert Mehall


                                   ULTRAMAR DIAMOND SHAMROCK CORPORATION,
                                   a Delaware corporation


                                   By:
                                       ---------------------------------------

                                       Name:
                                             ---------------------------------

                                       Title:
                                              --------------------------------